                                                                    Exhibit 99.3

                               UGI UTILITIES, INC.

             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS
                                 (In Thousands)

      The following Unaudited Pro Forma Condensed Combined Financial Statements of UGI Utilities, Inc. and Subsidiaries ("UGI Utilities") give effect to the August 24, 2006 acquisition of certain assets and the assumption of certain liabilities of Southern Union Company's ("SU's") PG Energy division and all of the issued and outstanding stock of SU's wholly-owned subsidiary, PG Energy Services, Inc. (collectively, "PG Energy") pursuant to a Purchase and Sale Agreement, as amended, between SU and UGI Corporation ("UGI") dated as of January 26, 2006 (the "Agreement"). The PG Energy division ("Natural Gas Business") is a regulated natural gas public utility located in northeastern Pennsylvania, and PG Energy Services, Inc. ("PGES") is a subsidiary of SU that provides unregulated services including the inspection, maintenance and servicing of residential and small commercial gas-fired equipment. UGI Utilities is a wholly owned subsidiary of UGI. Immediately prior to the acquisition, UGI assigned its rights and obligations under the Agreement to UGI Utilities' newly formed subsidiary, UGI Penn Natural Gas, Inc. Under the terms of the Agreement, on August 24, 2006, UGI Utilities made a cash payment of $580,000 to SU for the net assets of the Natural Gas Business and all of the outstanding stock of PGES, and assumed sponsorship of, and all liabilities and obligations under, the Employees' Retirement Plan of Southern Union Company Pennsylvania Division. UGI Utilities funded the cash payment of $580,000 with bank loans of $275,000 under a Credit Agreement dated as of August 18, 2006 (the "Bridge Loan"), $40,000 under its revolving credit facility and capital contributions of $265,000 from UGI. The cash payment is subject to adjustment for the difference between the working capital target of $68,100 and the working capital agreed to in a closing statement to be completed within ninety days of the acquisition date. The Unaudited Pro Forma Condensed Combined Financial Statements reflect UGI Utilities' estimated net purchase price of $571,650, reflecting an estimated working capital adjustment of $15,000 and $6,650 in transaction fees and expenses, funded with approximately $306,650 in UGI Utilities bank loans, including $275,000 under the Bridge Loan, and capital contributions of $265,000 from UGI. The Unaudited Pro Forma Condensed Combined Statements of Income reflect interest expense on long-term debt that UGI Utilities expects to issue to repay the Bridge Loan before its maturity date of August 23, 2007.

      The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to represent what the results of operations or financial position of UGI Utilities would have been if the purchase transaction had occurred on the dates indicated below, nor do they purport to project the results of operations or financial position of UGI Utilities for any future period or as of any future date.

      The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2006 was prepared by combining the Unaudited Condensed Consolidated Balance Sheet of UGI Utilities and the Unaudited Combined Statement of Assets to be Acquired and Liabilities to be Assumed of PG Energy as of June 30, 2006, giving effect to the acquisition of PG Energy as though it had been completed on June 30, 2006. The Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended June 30, 2006 was prepared by combining UGI Utilities' Unaudited Statement of Income for the nine months ended June 30, 2006 with PG Energy's Unaudited Combined Statement of Revenues and Certain Expenses for the nine months ended June 30, 2006 to give effect to the acquisition of PG Energy as though it had occurred on October 1, 2004. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended September 30, 2005 was prepared by combining UGI Utilities' Audited Statement of Income for the year ended September 30, 2005 with PG Energy's Unaudited Combined Statement of Revenues and Certain Expenses for the twelve months ended September 30, 2005 to give effect to the acquisition of PG Energy as though it had occurred on October 1, 2004.

      Note 1 of the Notes to PG Energy's Audited Combined Statement of Revenues and Certain Expenses states that allocations of interest and income taxes have been excluded from the statements as such costs were not historically allocated to it for financial reporting purposes and it would not be practical to do so in the circumstances. Notes 1 and 6 of the Notes also state that SU provided certain indirect general and administrative services to PG Energy and the allocations included in PG Energy's Combined Statement of Revenues and Certain Expenses are based on assumptions that were believed to be reasonable under the circumstances. However, Note 1 also states that the allocations are not necessarily indicative of the costs and expenses that would have resulted had PG Energy operated as a separate entity, nor do they consider potential changes in operation of the business under UGI Utilities' ownership.

      The Unaudited Pro Forma Condensed Combined Financial Statements were prepared using the purchase method of accounting with UGI Utilities as the acquirer. Accordingly, we have adjusted the historical financial statements to give effect to the impact of the estimated net purchase price in connection with the acquisition. In the Unaudited Pro

                               UGI UTILITIES, INC.

             INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
                        FINANCIAL STATEMENTS (CONTINUED)
                                 (In Thousands)

Forma Condensed Combined Balance Sheet, UGI Utilities' estimated net purchase price has been allocated to the assets acquired and liabilities assumed based on a preliminary valuation of their fair values using currently available information which is subject to final adjustments. Any differences between the estimated net purchase price and the fair value assigned to the assets acquired and liabilities assumed have been reflected as goodwill. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation may differ from the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Combined Financial Statements, and any such differences may be material.

      UGI Utilities` historical amounts of as of and for the nine months ended June 30, 2006 were derived from unaudited financial statements included in the Form 10-Q filed by UGI Utilities on August 8, 2006 with the U.S. Securities and Exchange Commission ("SEC"). UGI Utilities` historical amounts for the fiscal year ended September 30, 2005 were derived from audited consolidated financial statements included in the Form 10-K filed by UGI Utilities on December 13, 2005 with the SEC.

      PG Energy's historical unaudited balance sheet amounts as of June 30, 2006 were derived from their Unaudited Combined Statement of Assets to be Acquired and Liabilities to be Assumed filed separately in this Current Report on Form 8-K/A, which does not include all disclosures required by accounting principles generally accepted in the United States ("GAAP"). PG Energy's Unaudited Combined Statement of Assets to be Acquired and Liabilities to be Assumed and Unaudited Combined Statement of Revenues and Certain Expenses have been derived from SU's historical accounting records of PG Energy for the purpose of complying with the rules and regulations of the SEC and are not intended to be a complete presentation of the financial position, results of operations and cash flows of PG Energy in accordance with GAAP. The unaudited statement of income data of PG Energy for the nine months ended June 30, 2006 was derived by including the Unaudited Combined Statement of Revenues and Certain Expenses for the three months ended December 31, 2005 with the Unaudited Combined Statement of Revenues and Certain Expenses for the six months ended June 30, 2006. PG Energy's Unaudited Combined Statement of Revenues and Certain Expenses for the twelve months ended September 30, 2005 was derived by excluding the Unaudited Combined Statement of Revenues and Certain Expenses for the three months ended December 31, 2005 from the Audited Combined Statement of Revenues and Certain Expenses for the twelve months ended December 31, 2005 and including PG Energy's Unaudited Combined Statement of Revenues and Certain Expenses for the three months ended December 31, 2004.

      You should read these Unaudited Pro Forma Condensed Combined Financial Statements in conjunction with the statements of PG Energy, filed separately in this Current Report on Form 8-K/A, along with UGI Utilities' financial statements and accompanying notes included in its prior SEC filings.

                               UGI UTILITIES, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               AS OF JUNE 30, 2006
                                 (IN THOUSANDS)







                                                      UGI           PG              Pro                Pro
                                                   Utilities      Energy           Forma              Forma
                                                 (Historical)  (Historical)(2)   Adjustments         Combined
                                                 ------------  ---------------  --------------    --------------
ASSETS
Current assets:
 Cash and cash equivalents                         $  8,418      $      7      $      --             $    8,425
 Accounts receivable                                 68,588        25,339             --                 93,927
 Accounts receivable - related parties                1,240            --             --                  1,240
 Accrued utility revenues                            12,240         4,151             --                 16,391
 Inventories                                         53,594        51,082             --                104,676
 Deferred income taxes                                9,430            --             --                  9,430
 Prepaid expenses and other current assets           10,544           659             --                 11,203
                                                   --------      --------      ---------             ----------
   Total current assets                             164,054        81,238             --                245,292

Property, plant and equipment, net                  672,187       360,437             --              1,032,624

Goodwill                                                 --       149,720         28,491(3)             178,211

Utility regulatory assets                            61,287        13,029         (2,985)(4)             71,331
Other assets                                         26,460           931             --                 27,391
                                                   --------      --------      ---------             ----------
   Total assets                                    $923,988      $605,355      $  25,506             $1,554,849
                                                   ========      ========      =========             ==========

LIABILITIES  AND  STOCKHOLDERS'  EQUITY
Current liabilities:
 Current maturities of long-term debt              $ 20,000      $     --      $      --             $   20,000
 Bank loans                                         112,100            --        306,650 (5)            418,750
 Accounts payable                                    23,359        19,415             --                 42,774
 Accounts payable - related parties                  14,456            --             --                 14,456
 Employee compensation and benefits                   7,262         4,248         (1,748)(4)(6)           9,762
 Customer deposits and refunds                       19,893         1,627             --                 21,520
 Deferred income taxes                                   --            --             --                     --
 Deferred fuel refunds                               10,054        14,656             --                 24,710
 Accrued income taxes                                10,733            --             --                 10,733
 Other current liabilities                            8,196         2,060             --                 10,256

                                                   --------      --------      ---------             ----------
   Total current liabilities                        226,053        42,006        304,902                572,961


Long-term debt                                      217,000            --             --                217,000
Deferred income taxes                               160,099            --             --                160,099
Deferred investment tax credits                       6,901            --             --                  6,901
Other noncurrent liabilities                         16,367        25,592         (6,639)(4)             35,320
                                                   --------      --------      ---------             ----------
   Total liabilities                                626,420        67,598        298,263                992,281


Net assets to be acquired                                --       537,757       (537,757)                    --

Commitments and contingencies

Common stockholder's equity:

 Common stock                                        60,259            --             --                 60,259
 Additional paid-in capital                          80,622            --        265,000(7)             345,622
 Retained earnings                                  154,765            --             --                154,765
 Accumulated other comprehensive income               1,922            --             --                  1,922
                                                   --------      --------      ---------             ----------
   Total common stockholders' equity                297,568            --        265,000                562,568

                                                   --------      --------      ---------             ----------
   Total liabilities and stockholders' equity      $923,988      $605,355      $  25,506             $1,554,849
                                                   ========      ========      =========             ==========

See accompanying notes to unaudited pro forma condensed combined financial statements.

                               UGI UTILITIES, INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                         NINE MONTHS ENDED JUNE 30, 2006
                                 (IN THOUSANDS)




                                                               UGI             PG                Pro             Pro
                                                            Utilities        Energy             Forma           Forma
                                                           (Historical)   (Historical)(2)    Adjustments       Combined
                                                          -------------- ----------------- --------------- ---------------
Revenues                                                    $ 694,446       $ 310,411       $      --         $1,004,857

Costs and expenses:
 Cost of sales                                                492,241         234,619              --            726,860
 Operating and administrative expenses                         71,495          31,139              --            102,634
 Operating and administrative expenses - related
   parties                                                      8,467           1,632              --             10,099
 Utility taxes other than income taxes                         10,154             958              --             11,112
 Depreciation and amortization                                 18,856           9,736              --             28,592
 Goodwill impairment                                               --          98,000              --             98,000
 Other income, net                                             (3,930)         (2,359)             --             (6,289)


                                                            ---------       ---------       ---------         ----------
                                                              597,283         373,725              --            971,008
                                                            ---------       ---------       ---------         ----------

Operating income                                               97,163         (63,314)             --             33,849
Interest expense                                               16,300              --          14,264(8)          30,564
                                                            ---------       ---------       ---------         ----------
Income before income taxes                                     80,863         (63,314)        (14,264)             3,285
Income tax expense                                             32,450              --           8,473(9)          40,923
                                                            ---------       ---------       ---------         ----------
Net income (loss)                                           $  48,413       $ (63,314)      $ (22,737)         $ (37,638)
                                                            =========       =========       =========         ==========

See accompanying notes to unaudited pro forma condensed combined financial statements.

                               UGI UTILITIES, INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                          YEAR ENDED SEPTEMBER 30, 2005
                                 (IN THOUSANDS)





                                                              UGI              PG             Pro                Pro
                                                            Utilities        Energy          Forma              Forma
                                                           (Historical)   (Historical)(2)  Adjustments         Combined
                                                           ------------- ---------------- --------------     ------------
Revenues                                                    $ 681,152       $ 287,405       $      --          $ 968,557

Costs and expenses:
 Cost of sales                                                437,930         197,136              --            635,066
 Operating and administrative expenses                         94,370          37,301              --            131,671
 Operating and administrative expenses - related
  parties                                                      12,900           2,099              --             14,999
 Utility taxes other than income taxes                         13,379           1,763              --             15,142
 Depreciation and amortization                                 23,827          12,175              --             36,002
 Other income, net                                             (4,533)         (1,919)             --             (6,452)
                                                            ---------       ---------       ---------          ---------
                                                              577,873         248,555              --            826,428
                                                            ---------       ---------       ---------          ---------

Operating income                                              103,279          38,850              --            142,129
Interest expense                                               18,326              --          18,418(8)          36,744
                                                            ---------       ---------       ---------          ---------

Income before income taxes                                     84,953          38,850         (18,418)           105,385
Income tax expense                                             34,132              --           8,477(9)          42,609

                                                            ---------       ---------       ---------          ---------
Net income (loss)                                           $  50,821       $  38,850       $ (26,895)         $  62,776
                                                            =========       =========       =========          =========





See accompanying notes to unaudited pro forma condensed combined financial statements.

                               UGI UTILITIES, INC.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS
                                 (In Thousands)


1. On August 24, 2006, UGI Utilities acquired certain assets and assumed certain liabilities of the Natural Gas Business and all of the outstanding stock of PGES. The estimated net purchase price in these pro forma financial statements of approximately $571,650 includes an estimated working capital adjustment of $15,000 and $6,650 in transaction fees and expenses.

Use of funds:
     Cash payments pursuant to the Agreement          $(565,000)
     Estimated transaction fees and expenses             (6,650)
                                                      ---------
                                                      $(571,650)
                                                      ---------
Source of funds:
     Bridge Loan                                      $ 275,000
     Other bank loans                                    31,650
     Capital contribution from UGI                      265,000
                                                      ---------
                                                      $ 571,650
                                                      ---------


      The preliminary fair value adjustments (which include estimated working capital adjustments and transaction fees and expenses) to the assets acquired and liabilities assumed in the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2006, are as follows:

                                   Book Value
                                   of Assets      Preliminary
                                    Acquired         Fair          Preliminary
                                  (Liabilities       Value            Fair
                                    Assumed)      Adjustments         Value
                                 ----------------------------------------------
Current assets                        81,238       $      --          81,238
Property, plant and equipment        360,437              --         360,437

Goodwill                             149,720          28,491         178,211
Regulatory assets                     13,029          (2,985)         10,044
Other assets                             931              --             931
Current liabilities                  (42,006)          1,748         (40,258)
Noncurrent liabilities               (25,592)          6,639         (18,953)
                                   ---------       ---------       ---------

                                   $ 537,757       $  33,893       $ 571,650
                                   ---------       ---------       ---------


      The Unaudited Pro Forma Condensed Combined Financial Statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The purchase accounting adjustments made in connection with the Unaudited Pro Forma Condensed Combined Financial Statements are based on a preliminary valuation that has been made solely for purposes of developing the pro forma financial information and is based upon currently available information. Such valuation is subject to final adjustments. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation may differ from the pro forma adjustments reflected in the Unaudited Pro Forma Condensed Combined Financial Statements, and any such differences may be material.

2. Certain reclassifications have been made to PG Energy's historical presentation in order to conform to UGI Utilities' presentation.

3. Reflects net pro forma adjustment to remove PG Energy's historical goodwill of $149,720 and record goodwill of $178,211 representing the excess of the net purchase price over the preliminary fair value of the net assets to be acquired.

                               UGI UTILITIES, INC.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                        FINANCIAL STATEMENTS (CONTINUED)
                                 (In Thousands)


4. Reflects net adjustments resulting from (A) total payments of $18,600 made by SU to the Employees' Retirement Plan of Southern Union Company Pennsylvania Division (the "Division Plan") prior to and at the closing of the acquisition equal to the difference between the estimated accumulated benefit obligation and estimated fair market value of Division Plan assets, (B) the difference between the projected benefit obligations and the estimated fair market value of the Division Plan at the acquisition date, and (C) the accumulated postretirement benefit obligation ("APBO") in excess of plan assets associated with PG Energy's postretirement health and welfare plan.


(A) Eliminate regulatory assets related to the Division Plan's unrecognized prior service cost      $ (2,985)
                                                                                                    --------

(A) Eliminate current portion of historical unfunded pension liabilities                            $ (4,248)
                                                                                                    --------

(A) Eliminate long-term portion of historical unfunded pension liabilities                          $(18,639)
(B) Record the Division Plan's projected benefit obligations in excess of plan assets                  9,700
(C) Record posteretirement health and welfare plan APBO in excess of plan assets                       2,300
                                                                                                    --------
                                                                                                    $ (6,639)
                                                                                                    --------

5. Reflects borrowings under the Bridge Loan of $275,000 and other bank loans of $31,650 used to fund a portion of the purchase price.

6. Reflects the net adjustment for the accrual of certain acquisition-related costs and expenses of $2,500 and the elimination of current pension liabilities of $4,248 referred to in Note 4 above.

7. Reflects a $265,000 capital contribution from UGI used to fund a portion of the purchase price.

8. Reflects pro forma interest expense on (1) $275,000 of long-term debt assuming such debt was issued in conjunction with the acquisition as of October 1, 2004; (2) $31,650 of bank loans used to fund the acquisition; and includes the (3) amortization of deferred debt issuance cost associated with the long-term debt. In anticipation of the acquisition, UGI Utilities entered into interest rate protection agreements covering a notional amount of $275,000. After giving effect to the interest rate protection agreements, the effective interest rate for the long-term debt was 6.3%. The estimated interest rates used for the bank loans of 5.1% and 3.2% for the nine months ended June 30, 2006 and the twelve months ended September 30, 2005, respectively, were based upon historical average interest rates under UGI Utilities' revolving credit facility.

9. Reflects pro forma income taxes on PG Energy's results and pro forma adjustments at the statutory income tax rate of 41.5%.